THE SPAC AND NEW ISSUE ETF

Ticker Symbol: SPCX

Primary Listing Exchange: The Nasdaq Stock Market LLC

(a series of the Collaborative Investment Series Trust)

Supplement dated April 2, 2026 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated February 1, 2026.

Effective April 7, 2026, the ticker symbol for The SPAC and New Issue ETF (the “Fund”) will change from SPCX to SPCK. Accordingly, anything to the contrary in the Summary Prospectus, Prospectus and SAI should be disregarded.

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You should read this Supplement in conjunction with the Prospectus, SAI and Summary Prospectus dated February 1, 2026 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(866)-904-0406.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE